Convertible Notes Payable	12 Months Ended
Jun. 30, 2015
Notes to Financial Statements
Note 7 - Convertible Notes Payable

Convertible notes payable consisted of the following at June 30, 2015:

	June 30, 2015	June 30, 2014

Convertible note in the original principal amount of $36,340, issued March 31, 2015 and maturing March 31, 2017, bearing simple interest at 10% per year, and convertible into common stock at a rate of $0.90 per share	$36,340	$—
Convertible note in the original principal amount of $100,000, issued May 15, 2015 and maturing May 15, 2018, bearing simple interest at 10% per year, and convertible into common stock at the greater of 25% of the VWAP of the Company’s common stock or $0.05 per share	100,000	—
Convertible note in the original principal amount of $85,465, issued June 30, 2015 and maturing June 30, 2017, bearing simple interest at 10% per year, and convertible into common stock at a rate of $0.05 per share	85,465	—

Total convertible notes payable	$221,805	$—

Less: discount on noncurrent convertible notes payable	(220,235)	—
Convertible notes payable, net of discount - noncurrent	$1,570	$—

All principal along with accrued interest is payable on the maturity date. The notes are convertible into common stock at the option of the holder. The holder of the notes cannot convert the notes into shares of common stock if that conversion would result in the holder owning more than 4.9% of the outstanding stock of the Company.

Convertible notes issued

During the year ended June 30, 2015, the Company signed convertible promissory notes of $121,805 in total with Vista View Ventures Inc., which refinanced non-interest bearing advances. These notes are payable at maturity and bear interest at 10% per annum. The holder of the notes may not convert the convertible promissory note into common stock if that conversion would result in the holder owing more than 4.99% of the number of shares of common stock outstanding on the conversion date. The convertible promissory notes are convertible into common stock at the option of the holder.

Date Issued	Maturity Date	Interest Rate	Conversion Rate Per Share	Amount of Note

March 31, 2015	March 31, 2017	10%	$0.90	$36,340
June 30, 2015	June 30, 2017	10%	0.05	85,465
Total				$121,805

We evaluated the application of ASC 470-50-40/55, Debtor’s Accounting for a Modification or Exchange of Debt Instrument as it applies to the note listed above and concluded that the revised terms constituted a debt modification rather than a debt extinguishment because the present value of the cash flow under the terms of the new instrument was less than 10% from the present value of the remaining cash flows under the terms of the original note. No gain or loss on the modifications was required to be recognized.

We evaluated the terms of the new notes in accordance with ASC Topic No. 815 - 40, Derivatives and Hedging - Contracts in Entity’s Own Stock and determined that the underlying common stock is indexed to the our common stock. We determined that the conversion features did not meet the definition of a liability and therefore did not bifurcate the conversion feature and account for it as a separate derivative liability. We evaluated the conversion feature for a beneficial conversion feature. The effective conversion price was compared to the market price on the date of the note and was deemed to be less than the market value of underlying common stock at the inception of the note. Therefore, we recognized beneficial conversion features in the amounts of $36,340 and $85,465 on March 31, 2015 and June 30, 2015, respectively. We recorded the beneficial conversion features as an increase in additional paid-in capital and a discount to the convertible. Discounts to the convertible notes are amortized to interest expense over the life of the note. The discounts are amortized using the effective interest method at an effective interest rate of 278.22% and 277.10% for the convertible notes dated March 31, 2015 and June 30, 2015, respectively.